Exhibit 99.1 JP Morgan 11th Annual U.S. All Stars Conference © KANSAS © KANSAS CITY SOUTHERN KCS September 16th, 2020

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. In addition, management may make forward-looking statements orally or in other writing, including, but not limited to, in press releases, quarterly earnings calls, executive presentations, in the annual report to stockholders and in other filings with the Securities and Exchange Commission. Readers can usually identify these forward-looking statements by the use of such words as "may," "will," "should," "likely," "plans," "projects," "expects," "anticipates," "believes" or similar words. These statements involve a number of risks and uncertainties. Actual results could materially differ from those anticipated by such forward-looking statements as a result of a number of factors or combination of factors including, but not limited: public health threats or outbreaks of communicable diseases, such as the ongoing COVID-19 pandemic and its impact on KCS’s business, suppliers, consumers, customers, employees and supply chains; rail accidents or other incidents or accidents on KCS’s rail network or at KCS’s facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; legislative and regulatory developments and disputes, including environmental regulations; loss of the rail concession of Kansas City Southern’s subsidiary, Kansas City Southern de México, S.A. de C.V.; domestic and international economic, political and social conditions; disruptions to the Company’s technology infrastructure, including its computer systems; increased demand and traffic congestion; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; natural events such as severe weather, hurricanes and floods; the outcome of claims and litigation involving the Company or its subsidiaries; competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; the termination of, or failure to renew, agreements with customers, other railroads and third parties; fluctuation in prices or availability of key materials, in particular diesel fuel; access to capital; climate change and the market and regulatory responses to climate change; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; unavailability of qualified personnel; labor difficulties, including strikes and work stoppages; acts of terrorism or risk of terrorist activities, war or other acts of violence; and other factors affecting the operation of the business; and other risks identified in this presentation, in KCS's Annual Report on Form 10-K for the year ended December 31, 2019, and in other reports filed by KCS with the Securities and Exchange Commission. Forward-looking statements reflect the information only as of the date on which they are made. KCS does not undertake any obligation to update any forward-looking statements to reflect future events, developments, or other information. Reconciliation to U.S. GAAP Financial Information In addition to disclosing financial results in accordance with U.S. GAAP, the accompanying presentation contains non-GAAP financial measures. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and liquidity, and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated. All reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP can be found on the KCS's website in the Investors section. © KANSAS © KANSAS CITY SOUTHERN KCS 2

Business Update © KANSAS © KANSAS CITY SOUTHERN KCS 3

Improving Volumes & 2020 Outlook

- **Volumes pacing ahead of pre-COVID levels**
  - Q3TD* Volume –4%; revenue –13%; FX & fuel adjusted revenue –8%
    - September MTD volume up 2% YoY
  - Q3TD* led by 8% franchise cross-border volumes growth
    - Strength in cross-border and domestic intermodal
    - Refined product shipments to Mexico rebounded
- **2020 Outlook:**
  - On track for $500M+ free cash flow** in 2020
  - 60-61% adjusted OR guidance for 2020
  - Expect full year 2020 adjusted EPS to be ~flat YOY
  - New GILTI regulations create 18 cent EPS benefit in 3Q
    - Lowering adjusted effective tax rate guidance to 26% in 2020 and 28% in 2021

*Q3TD as of 9/15/20
**Non-GAAP financial measure. The definition of this measure can be found on the KCS website in the Investors section.

© KANSAS CITY SOUTHERN

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Daily Volumes are Recovering Across Key Strategic Growth Areas 7,000 Total Carloads Last Two Week's Trend: 7,000 ~6,400 Carloads per Day 6,600 6,600 6,200 Volumes have increased ~50% 6,200 since bottoming in early May 5,800 Pre-COVID trend ~6,200 5,800 Carloads per Day 5,400 5,400 5,000 5,000 4,600 4,600 4,200 4,200 2/1 3/1 4/1 5/1 6/1 7/1 8/1 9/1 Cross-Border Franchise Mexico Energy Reform Automotive & Intermodal 2,200 425 3,500 2,000 375 3,100 325 1,800 2,700 275 1,600 225 2,300 1,400 175 1,900 1,200 125 1,000 75 1,500 © KANSAS © KANSAS CITY SOUTHERN 2/1 3/1 4/1 5/1 6/1 7/1 8/1 9/1 2/1 3/1 4/1 5/1 6/1 7/1 8/1 9/1 2/1 3/1 4/1 5/1 6/1 7/1 8/1 9/1 © KANSAS CITY SOUTHERN Data shownKCS is a 7-day rolling average through September 14th 2020 5

Strategy & Growth Opportunities © KANSAS © KANSAS CITY SOUTHERN KCS 6

KCS is Vital to North American Trade © KANSAS © KANSAS CITY SOUTHERN KCS 7

KCS Strategic Focus . Focusing on financial and operational excellence: o Annualized PSR cost savings of $150m by 2021 o Strong financial performance leading to outsized shareholder returns . Leveraging KCS’s unique franchise position in Mexico: o Positioned to benefit from USMCA and “Near Shoring” o Capitalizing on Mexico energy reform o US/MX border states create 3rd largest economy in the world . Investing to improve operations and increase revenue: o Increasing train length and velocity through siding and track investments o Investing in strategic opportunities to drive revenue growth o TFCM Refined Products Terminal, Port Arthur Crude Terminal, International Bridge, etc. . Improving customer service focus: o Network performance driving more consistent service o Expecting to capture higher share of cross-border traffic © KANSAS © KANSAS CITY SOUTHERN KCS 8

Summary: Strong Value Creation Opportunity . KCS’ cross-border franchise is unique with a superior growth profile . USMCA and “near-shoring” expected to provide outsized growth . Strong cash flow & credit profile allows KCS to invest in future growth . PSR has positioned KCS for continued improved profitability . Strengthening cash flows and capital allocation policy driving shareholder value © KANSAS © KANSAS CITY SOUTHERN KCS 9

Thank You! www.KCSouthern.com © KANSAS © KANSAS CITY SOUTHERN KCS 10